Semiannual Report

REAL ESTATE
FUND

JUNE 30, 2002

[LOGO]

T. ROWE PRICE

     REPORT HIGHLIGHTS

     Real Estate Fund

..    Real estate stocks moved higher as the broad market indexes plunged over the six months ended June 30.

..    Your fund posted solid gains for the period but narrowly trailed its benchmarks due to our preference for high-quality growth companies.

..    Results were aided by strong performance from retail (especially mall operator) REITs.

..    The weak economy poses some risk to the sector, but low interest rates and stimulative fiscal policy should help spur demand.

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account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

The first six months of 2002 continued the recent trend of real estate providing positive returns and outpacing many other investments. The broad market indexes plunged over weak earnings and profits announcements, heightened global tensions, and mounting corporate accounting scandals, but real estate stocks surged as investors found the sector's attractive yields a respite from the turmoil. While the S&P 500 returned -13.16% and the Nasdaq Composite nearly -25%, the Wilshire Real Estate Securities Index advanced 13.08%. In the second quarter, real estate mutual funds were among just four of the 41 Lipper fund categories that provided positive total returns.

Your fund provided solid gains in both the 6- and 12-month periods. Its 14.14% 12-month return outpaced the passive Wilshire index, but narrowly trailed its Lipper peer index over that time. For the six months, the fund lagged both benchmarks slightly. In general, "growthier" stocks within the sector lagged securities that might be deemed more "value" as characterized by lower earnings multiples. Our fund tends to be more oriented toward the growth spectrum, and thus we were not surprised by the relative results.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/02          6 Months     12 Months
Real Estate Fund               12.75%       14.14%
Wilshire Real Estate
Securities Index               13.08        13.79
Lipper Real Estate
Funds Index                    13.14        14.65

Modern portfolio theory shows the theoretical benefits of diversification, and recent events in the capital markets offer evidence of the actual benefits of diversification. Within the Real Estate Fund we seek to diversify by property type as well as geographic mix. Beyond this, we believe that real estate's low correlation with the broad stock market provides investors significant asset diversification. Indeed,

1

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Chicago-based research company Ibbotson Associates recently updated its study on the benefits of employing real estate (represented by real estate investment trusts) as a diversifying agent in a multi-asset portfolio. The updated report shows even stronger empirical evidence supporting the benefits of adding REITs to a diversified asset mix.

DIVIDEND DISTRIBUTION

On June 25, 2002, your Board of Directors declared a second-quarter dividend of $0.10, bringing the mid-year total to $0.16. This distribution was paid on June 27 to shareholders of record on June 25.

MARKET ENVIRONMENT AND STRATEGY

Turmoil continued to shake the capital markets. Fears of terrorism, a protracted corporate malaise, global tensions, and a crisis of confidence caused by accounting scandals have all weighed on investors. Despite interest rates that are low by recent historical standards, the broader markets continued to post declines, and the S&P 500 Index appears well on its way to a third consecutive calendar year of negative returns.

During this challenging period, real estate investments provided a relatively safe and rewarding haven for investors. As the markets continued to work down the excesses of the late 1990s, real estate investments provided investors with substantial dividend distributions combined with modest capital appreciation. Indeed, the attractive cash distributions of investments in our sector seem to hold special appeal to investors who have grown weary of financial reporting manipulation and questionable pro forma earnings. We believe that REITs' legal status, which requires them to pay out at least 90% of their taxable income as dividends annually, fosters a consistent realism and discipline in their financial statements.

As investors became increasingly enamored with dividends, they also gravitated toward some of the higher-yielding, but lower-growth, names within our sector. This has led to "value" outdistancing "growth" over the last few quarters. Our portfolio leans toward high-quality companies with better balance sheets and stronger growth

2

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prospects, and our performance reflects the recent trend. We seek a balanced approach that focuses on total return, combining distributions with capital appreciation. Although investors have recently favored the sector's value names, we are comfortable maintaining our investment strategy and very much at ease with our portfolio.

PORTFOLIO REVIEW

Consumer spending helped cushion last year's recession and has remained strong so far this year, spurred by low interest rates and mortgage refinancing. As a result, the retail sector has performed well, and, not surprisingly, retail--especially mall operators such as Simon Property Group and General Growth Properties--were among our top contributors. But almost all of our holdings were steady contributors to performance, reflecting our disciplined and "risk-aware" selection process during these times of turmoil. Indeed, we had only three negative contributors to results over the past six months (Avalonbay Communities, Equity Residential, and Equity Office Properties), and together they accounted for a loss of less than a penny from our net asset value. The absence of homebuilders, mortgage REITs, outlet centers, and health care hampered performance relative to our benchmarks, but they presented greater risk than we cared to take on.

Reflecting our general satisfaction with the current portfolio, we made only minor changes in our holdings. Though JP Realty is listed as an "elimination," it was really an all-cash takeover for a substantial profit. We did, however, proactively eliminate Alexandria Real Estate. You may recall that Alexandria is a proven leader in providing space and facilities to life sciences businesses. Although our investment in Alexandria was rewarding, we became increasingly concerned about the prospects for its tenant base, given recent hardships experienced in the life sciences arena. We continue to look favorably upon the management team at Alexandria, and it is a name that we will again consider for inclusion in our portfolio.

ALMOST ALL OF OUR HOLDINGS WERE STEADY CONTRIBUTORS TO PERFORMANCE.

3

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------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                Percent of Net Assets
                             12/31/01             6/30/02
---------------------------------------------------------
Apartment/Residential          18.0%                21.3%
Office                         20.4                 20.3
Shopping Center                11.3                 10.1
Regional Mall                   8.6                  8.8
Industrial                      8.9                  8.8
Diversified                     7.9                  7.2
Office and Industrial           8.5                  6.4
Lodging and Leisure             5.5                  4.4
Manufactured Housing            3.2                  4.4
Self-Storage                    1.7                  2.3
Other Real Estate               1.1                  1.3
Services                        0.0                  0.0
Reserves                        4.9                  4.7
---------------------------------------------------------
Total                         100.0%               100.0%

Additions to our portfolio were also modest in the first half of the year. We added two apartment operators, including United Dominion Realty Trust, a well-established nationwide apartment REIT that has recently undergone major changes in senior management. We are looking for the new CEO to bring increased operational efficiencies to the company's portfolio of assets.

Meanwhile, the West Coast-oriented assets of Essex Property Trust have provided industry-leading performance, and we felt that we were provided an attractive entry point to add this quality company to our holdings. Low interest rates have boosted home ownership, putting pressure on the apartment sector, but if interest rates rise, we may see an increased propensity to rent, which could benefit our owners of apartments.

OUTLOOK

The issues that have weighed on the markets, especially those concerning corporate accountability, have yet to be resolved. However, valuations for many stocks have come down and may therefore pose less risk going forward. Within the real estate sector, we are most concerned about a potential lack of demand and an inability to secure affordable terrorism insurance.

Since September 11, there has been some difficulty among property owners in securing terrorism-related insurance. Several resolutions to the problem are being pursued, including legislation before Congress.

4

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However, until such coverage is available, there are increased risks in the sector.

In our opinion, supply and demand remain the key factors governing our sector. While supply levels are generally falling, we feel that steady improvement in demand is necessary for real estate to continue to be rewarding, and an upturn in demand requires a stronger economy. The good news is that low interest rates and stimulative monetary policy are encouraging continued growth and recovery. We will continue to employ a strategy that we think is risk-aware, and we believe that the fund is well positioned to benefit from renewed economic growth.

Respectfully submitted,

/s/ David M. Lee

    David M. Lee
    Chairman of the fund's Investment Advisory Committee

July 21, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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T. ROWE PRICE REAL ESTATE FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                 6/30/02

Equity Office Properties                         7.1%
Vornado Realty Trust                             4.9
Simon Property Group                             4.0
Equity Residential                               4.0
Boston Properties                                3.9
ProLogis Trust                                   3.6
Avalonbay Communities                            3.4
Regency Centers                                  3.3
Camden Property Trust                            3.1
Weingarten Realty Investors                      3.0
CarrAmerica Realty                               2.9
SL Green Realty                                  2.9
General Growth Properties                        2.8
AMB Property                                     2.7
Archstone-Smith Trust                            2.7
Duke Realty                                      2.5
United Dominion Realty Trust                     2.4
Essex Property Trust                             2.4
Public Storage                                   2.3
Pan Pacific Retail Properties                    2.3
Sun Communities                                  2.3
Apartment Investment & Management                2.3
Cousins Properties                               2.3
Arden Realty                                     2.1
Manufactured Home Communities                    2.0
Total                                            77.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

6

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T. ROWE PRICE REAL ESTATE FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases                       Ten Largest Sales
--------------------------------------------------------------------------------
United Dominion Realty Trust *              Alexandria Real Estate **
Essex Property Trust *                      JP Realty **
CarrAmerica Realty                          Simon Property Group
Boston Properties                           CBL & Associates Properties
ProLogis Trust                              Gables Residential Trust
Vornado Realty Trust                        Weingarten Realty Investors
Avalonbay Communities                       Innkeepers USA
Sun Communities                             Equity Residential
Camden Property Trust                       Cousins Properties
SL Green Realty                             AMB Property

*  Position added
** Position eliminated

7

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T. ROWE PRICE REAL ESTATE FUND
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----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPH]

As of 6/30/02

                              Wilshire Real Estate  Lipper Real Estate
           Real Estate Fund     Securities Index        Funds Index
           ----------------   --------------------  ------------------
10/31/97       $10,000               $10,000              $10,000
    6/98        10,561                 9,875                9,791
    6/99         9,854                 9,195                9,153
    6/00        10,538                 9,605                9,318
    6/01        12,863                11,963               11,297
    6/02        14,682                13,613               12,952

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                  Since        Inception
Periods Ended 6/30/02          1 Year   3 Years   Inception    Date
--------------------------------------------------------------------------------
Real Estate Fund               14.14%   14.22%    8.58%        10/31/97


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

8

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                        6 Months           Year                                                     10/31/97
                                           Ended          Ended                                                      Through
                                         6/30/02       12/31/01      12/31/00       12/31/99        12/31/98        12/31/97
NET ASSET VALUE
Beginning of period                    $   10.54       $  10.19      $   8.11      $    8.68       $   10.69       $   10.00
Investment activities
  Net investment income
  (loss)                                    0.22*          0.42*         0.38*          0.37*           0.38*           0.08*
  Net realized and
  unrealized gain (loss)                    1.12           0.46          2.16          (0.49)          (1.97)           0.70
  Total from
  investment activities                     1.34           0.88          2.54          (0.12)          (1.59)           0.78
Distributions
  Net investment income                    (0.16)         (0.53)        (0.38)         (0.37)          (0.40)          (0.09)
  Tax return of capital                        -              -         (0.09)         (0.08)          (0.04)              -
  Total distributions                      (0.16)         (0.53)        (0.47)         (0.45)          (0.44)          (0.09)

Redemption fees
added to paid-in-capital                       -              -          0.01              -            0.02               -

NET ASSET VALUE
End of period                          $   11.72       $  10.54      $  10.19      $    8.11       $    8.68       $   10.69

Ratios/Supplemental Data

Total return/\                             12.75%*         8.87%*       31.92%*        (1.23)%*       (14.86)%*         7.82%*
Ratio of total expenses to
average net assets                          1.00%*+        1.00%*       1.00%*          1.00%*          1.00%*          1.00%*+
Ratio of net investment
income (loss) to average
net assets                                  4.59%*+        4.09%*        4.61%*         4.22%*          4.07%*          6.07%*+
Portfolio turnover rate                     12.2%+         37.2%         19.0%          26.9%           56.8%            8.4%+
Net assets, end of period
(in thousands)                         $ 113,672       $ 68,720      $ 53,703      $  24,725       $  27,599       $   7,259


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/03.

+    Annualized

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


----------------------
STATEMENT OF NET ASSETS                                      Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 95.3%

REAL ESTATE 95.3%

Apartment/Residential 21.3%
Apartment Investment & Management, Class A, REIT             53,000   $    2,608
Archstone-Smith Trust, REIT                                 115,000        3,071
Avalonbay Communities, REIT                                  82,000        3,829
Camden Property Trust, REIT                                  94,000        3,481
Equity Residential, REIT                                    157,000        4,514
Essex Property Trust, REIT                                   49,000        2,680
Gables Residential Trust, REIT                               43,000        1,373
United Dominion Realty Trust, REIT                          172,000        2,709
                                                                          ------
                                                                          24,265
Diversified 7.2%
Cousins Properties, REIT                                    104,000        2,575
Vornado Realty Trust, REIT                                  121,000        5,590
                                                                           -----
                                                                           8,165

Industrial 8.8%
AMB Property, REIT                                          100,000        3,100
Centerpoint Properties, REIT                                 27,000        1,566
EastGroup Properties, REIT                                   48,000        1,229
ProLogis Trust, REIT                                        156,000        4,056
                                                                           -----
                                                                           9,951

Lodging & Leisure 4.4%
Hilton                                                       88,000        1,223
Innkeepers USA, REIT                                        126,000        1,207
LaSalle Hotel Properties, REIT                               78,000        1,229
Starwood Hotels & Resorts Worldwide, REIT                    40,000        1,316
                                                                           -----
                                                                           4,975

Manufactured Housing 4.4%
Manufactured Home Communities, REIT                          66,000        2,317
Sun Communities, REIT                                        63,000        2,630
                                                                           -----
                                                                           4,947

Office 20.3%
Arden Realty, REIT                                           83,000        2,361
Boston Properties, REIT                                     111,000        4,434
                                                                           -----
CarrAmerica Realty, REIT                                    108,000        3,332

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Equity Office Properties, REIT                           267,000     $     8,037
Mack-Cali Realty, REIT                                    47,000           1,652
SL Green Realty, REIT                                     92,000           3,280
                                                                          ------
                                                                          23,096

Office & Industrial 6.4%
Duke Realty, REIT                                        100,000           2,895
Kilroy Realty, REIT                                       84,000           2,247
Reckson Associates Realty, REIT                           87,000           2,166
                                                                           -----
                                                                           7,308

Other Real Estate 1.3%
Catellus Development *                                    72,000           1,470
                                                                           -----
                                                                           1,470

Regional Mall 8.8%
CBL & Associates Properties, REIT                         56,000           2,268
General Growth Properties, REIT                           63,000           3,213
Simon Property Group, REIT                               124,000           4,568
                                                                          ------
                                                                          10,049

Self Storage 2.3%
Public Storage, REIT                                      72,000           2,671
                                                                           -----
                                                                           2,671

Shopping Center 10.1%
Kimco Realty, REIT                                        49,000           1,641
Pan Pacific Retail Properties, REIT                       78,000           2,666
Regency Centers, REIT                                    126,000           3,736
Weingarten Realty Investors, REIT                         97,000           3,434
                                                                          11,477
Total Real Estate                                                        108,374
                                                                         -------
Total Common Stocks (Cost $95,985)                                       108,374


SHORT-TERM INVESTMENTS 6.3%

Money Market Funds 6.3%
T. Rowe Price Reserve Investment Fund, 1.95%#         7,127,145            7,127

Total Short-Term Investments (Cost $7,127)                                 7,127


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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
101.6% of Net Assets (Cost $103,112)                               $    115,501

Other Assets Less Liabilities                                            (1,829)

NET ASSETS                                                         $    113,672
                                                                   ------------

Net Assets Consist of:
Undistributed net investment income (loss)                         $        555
Undistributed net realized gain (loss)                                   (1,826)
Net unrealized gain (loss)                                               12,389
Paid-in-capital applicable to 9,700,767 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        102,554

NET ASSETS                                                         $    113,672
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      11.72
                                                                   ------------


#    Seven-day yield

*    Non-income producing

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/02

Investment Income (Loss)
Income
  Dividend                                                        $      2,313
  Interest                                                                  38
  Total income                                                           2,351
Expenses
  Investment management                                                    205
  Shareholder servicing                                                    111
  Custody and accounting                                                    47
  Registration                                                              23
  Prospectus and shareholder reports                                        18
  Legal and audit                                                            7
  Proxy and annual meeting                                                   4
  Directors                                                                  3
  Miscellaneous                                                              3
  Total expenses                                                           421
  Expenses paid indirectly                                                  (3)
  Net expenses                                                             418
Net investment income (loss)                                             1,933

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                     746
Change in net unrealized gain (loss) on securities                       7,235
Net realized and unrealized gain (loss)                                  7,981

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      9,914
                                                                  ------------


The accompanying notes are an integral part of these financial statements.

13

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                                       6 Months             Year
                                                                          Ended            Ended
                                                                        6/30/02         12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                     $      1,933      $     2,291
  Net realized gain (loss)                                                  746            1,118
  Change in net unrealized gain (loss)                                    7,235            1,215
  Increase (decrease) in net assets from operations                       9,914            4,624

Distributions to shareholders
  Net investment income                                                  (1,378)          (2,982)

Capital share transactions *
  Shares sold                                                            48,864           37,056
  Distributions reinvested                                                1,293            2,735
  Shares redeemed                                                       (13,750)         (26,444)
  Redemption fees received                                                    9               28
  Increase (decrease) in net assets from capital
  share transactions                                                     36,416           13,375

Net Assets
Increase (decrease) during period                                        44,952           15,017
Beginning of period                                                      68,720           53,703

End of period                                                      $    113,672      $    68,720
                                                                   ------------------------------
*Share information
  Shares sold                                                             4,316            3,582
  Distributions reinvested                                                  112              266
  Shares redeemed                                                        (1,248)          (2,600)
  Increase (decrease) in shares outstanding                               3,180            1,248


The accompanying notes are an integral part of these financial statements.

14

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $3,000 and $0, respectively, for the period ended June 30, 2002.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 6 months. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $40,129,000 and $5,052,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $2,572,000 of unused capital loss carryforwards, of which $2,334,000 expire in 2007, and $238,000 expire in 2008.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $103,112,000. Net unrealized gain aggregated $12,389,000 at period-end, of which $12,518,000 related to appreciated investments and $129,000 related to depreciated investments.

16

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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $42,000.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $55,000 of management fees were not accrued by the fund for the six months ended June 30, 2002. At June 30, 2002, unaccrued fees in the amount of $284,000 remain subject to reimbursement by the fund through December 31, 2003 and $55,000 through December 31, 2005.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $113,000 for the six months ended June 30, 2002, of which $23,000 was payable at period-end.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $38,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                     Principal Occupation(s) During Past 5 Years and
Year Elected*                       Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.            President, Coppin State College; Director, Provident Bank of Maryland
(3/16/32)
2001

Anthony W. Deering                  Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                           Officer, The Rouse Company, real estate developers
2001

Donald W. Dick, Jr.                 Principal, EuroCapital Advisors, LLC, an acquisition and management
(1/27/43)                           advisory firm
1997

David K. Fagin                      Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                            Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1997                                Chairman and President, Nye Corp.

F. Pierce Linaweaver                President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                           environmental and civil engineers
2001

Hanne M. Merriman                   Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren
(11/16/41)                          Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways
1997                                Group, Inc.

John G. Schreiber                   Owner/President, Centaur Capital Partners, Inc., a real estate
(10/21/46)                          investment company; Senior Advisor and Partner, Blackstone Real Estate
2001                                Advisors, L.P.; Director, AMLI Residential Properties Trust, Host
                                    Marriott Corp., and The Rouse Company

Hubert D. Vos                       Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                            company
1997

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------


Independent Directors (continued)


Name
(Date of Birth)                     Principal Occupation(s) During Past 5 Years and
Year Elected*                       Other Directorships of Public Companies

Paul M. Wythes                      Founding Partner, Sutter Hill Ventures, a venture capital limited
(6/23/33)                           partnership, providing equity capital to young high-technology companies
1997                                throughout the United States; Director, Teltone Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price            Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]                Other Directorships of Public Companies

James A.C. Kennedy                  Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(8/15/53)                           Inc.
1997
[32]

James S. Riepe                      Director and Vice President, T. Rowe Price; Vice Chairman of the
(6/25/43)                           Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1997                                Chairman of the Board and Director, T. Rowe Price Global Asset
[98]                                Management Limited, T. Rowe Price Investment Services, Inc.,
                                    T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
                                    Services, Inc.; Chairman of the Board, Director, President, and Trust
                                    Officer, T. Rowe Price Trust Company; Director, T. Rowe Price
                                    International, Inc., and T. Rowe Price Global Investment Services
                                    Limited; Vice President, Real Estate Fund

M. David Testa                      Vice Chairman of the Board, Chief Investment Officer, Director, and
(4/22/44)                           Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer,
1997                                Director, and Vice President, T. Rowe Price; Chairman and Director,
[98]                                T. Rowe Price Global Asset Management Limited; Vice President and
                                    Director, T. Rowe Price Trust Company; Director, T. Rowe Price Global
                                    Investment Services Limited and T. Rowe Price International, Inc.


**Each inside director serves until the election of a successor.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

Officers


Name (Date of Birth)
Title and Fund(s) Served                       Principal Occupation(s)

Stephen W. Boesel (12/28/44)                   Vice President, T. Rowe Price, T. Rowe Price
Vice President, Real Estate Fund               Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (12/30/60)                   Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Real Estate Fund                    Group, Inc., and T. Rowe Price Investment
                                               Services, Inc.

Anna M. Dopkin (9/5/67)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund               Group, Inc.

Henry H. Hopkins (12/23/42)                    Director and Vice President, T. Rowe Price
Vice President, Real Estate Fund               Group, Inc.; Vice President, T. Rowe Price,
                                               T. Rowe Price International, Inc., and T. Rowe
                                               Price Retirement Plan Services, Inc.; Vice
                                               President and Director, T. Rowe Price
                                               Investment Services, Inc., T. Rowe Price
                                               Services, Inc., and T. Rowe Price Trust Company

Thomas J. Huber (9/23/66)                      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund               Group, Inc.

J. Jeffrey Lang (1/10/62)                      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund               Trust Company

David M. Lee (11/13/62)                        Vice President, T. Rowe Price and T. Rowe Price
President, Real Estate Fund                    Group, Inc.

Patricia B. Lippert (1/12/53)                  Assistant Vice President, T. Rowe Price and
Secretary, Real Estate Fund                    T. Rowe Price Investment Services, Inc.

David S. Middleton (1/18/56)                   Vice President, T. Rowe Price, T. Rowe Price
Controller, Real Estate Fund                   Group, Inc., and T. Rowe Price Trust Company

Philip A. Nestico (8/3/76)                     Employee, T. Rowe Price; formerly student,
Vice President, Real Estate Fund               Bucknell University (to 1998)

Charles M. Ober (4/20/50)                      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund               Group, Inc.

Brian C. Rogers (6/27/55)                      Vice President, T. Rowe Price; Director and Vice
Vice President, Real Estate Fund               President, T. Rowe Price Group, Inc.; Vice
                                               President, T. Rowe Price Trust Company

William J. Stromberg (3/10/60)                 Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund               Group, Inc.


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS                           BOND FUNDS                         MONEY MARKET FUNDS++
Domestic                              Domestic Taxable                   Taxable
Blue Chip Growth*                     Corporate Income                   Prime Reserve
Capital Appreciation                  GNMA                               Summit Cash Reserves
Capital Opportunity                   High Yield*                        U.S. Treasury Money
Developing Technologies               New Income
Diversified Small-Cap Growth          Short-Term Bond                    Tax-Free
Dividend Growth                       Spectrum Income                    California Tax-Free Money
Equity Income*                        Summit GNMA                        Maryland Tax-Free Money
Equity Index 500                      U.S. Bond Index                    New York Tax-Free Money
Extended Equity Market Index          U.S. Treasury Intermediate         Summit Municipal Money Market
Financial Services                    U.S. Treasury Long-Term            Tax-Exempt Money
Growth & Income
Growth Stock*                         Domestic Tax-Free                  INTERNATIONAL/GLOBAL
Health Sciences                       California Tax-Free Bond           FUNDS
Media & Telecommunications            Florida Intermediate Tax-Free
Mid-Cap Growth*                       Georgia Tax-Free Bond              Stock
Mid-Cap Value                         Maryland Short-Term                Emerging Europe &
New America Growth                       Tax-Free Bond                   Mediterranean
New Era                               Maryland Tax-Free Bond             Emerging Markets Stock
New Horizons                          New Jersey Tax-Free Bond           European Stock
Real Estate                           New York Tax-Free Bond             Global Stock
Science & Technology*                 Summit Municipal Income            Global Technology
Small-Cap Stock*                      Summit Municipal Intermediate      International Discovery+
Small-Cap Value*+                     Tax-Free High Yield                International Equity Index
Spectrum Growth                       Tax-Free Income                    International Growth & Income
Tax-Efficient Growth                  Tax-Free Intermediate Bond         International Stock*
Tax-Efficient Multi-Cap Growth        Tax-Free Short-Intermediate        Japan
Total Equity Market Index             Virginia Tax-Free Bond             Latin America
Value*                                                                   New Asia
                                                                         Spectrum International
BLENDED ASSET FUNDS
Balanced                                                                 Bond
Personal Strategy Balanced                                               Emerging Markets Bond
Personal Strategy Growth                                                 International Bond*
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                        T. Rowe Price Investment Services, Inc.
        [LOGO]                          100 East Pratt Street
                                        Baltimore, MD 21202
     T. ROWE Price
     Invest with Confidence                                      F12-051 6/30/02